EXHIBIT NO. 21:  SUBSIDIARIES, RELATED COMPANIES, ETC.

With the exception of a number of subsidiaries which, considered in the aggregate, would not constitute a significant Subsidiary, the Subsidiaries of Alcan, as of 1 March 2003, are listed below.  All subsidiaries and joint ventures named below are consolidated or proportionally consolidated to the extent owned in the financial statements incorporated by reference in this report.  The list also includes several Related Companies for which Alcan reports its interest in the net income or loss of such companies. Alcan is the direct owner of the stock of each Subsidiary or Related Company, except where the name is indented.  Indentation signifies that the principal ownership by Alcan is through the company under which the indentation is made; where there is additional ownership through another company also listed below, that additional ownership is described in the end-note on page 6.

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
3712001 CANADA INC.	Canada	100.00
4033531 CANADA INC.	Canada	100.00
9118-5074 QUÉBEC INC.	Quebec	100.00
9121-5988 QUÉBEC INC.	Quebec	100.00
ALCAN ALUMINIUM QUEBEC AND COMPANY, LIMITED PARTNERSHIP	Quebec	99.00 (2)
9121-5996 QUÉBEC INC.	Quebec	100.00
ALCAN-SPROSTONS LIMITED	Jamaica	100.00
ALCAN ADMINCO (2000) INC.	Canada	100.00
ALCAN ALLUMINIO S.p.A.	Italy	100.00
ALCAN ALUMINIO (AMÉRICA LATINA) INC.	Canada	100.00
ALCAN ALUMINIUM BETEILIGUNGSGESELLSCHAFT mbH	Germany	100.00
ALCAN ALUMINUM CORPORATION	Ohio	100.00
ALCAN ALUMINUM EXPORT, INC.	Georgia	100.00
ALCAN CONNECTICUT, INC.	Connecticut	100.00
ALCAN DE MEXICO, S.A. DE C.V.	Mexico	100.00
ALCAN MANAGEMENT SERVICES USA INC.	Ohio	100.00
ALCAN POWER MARKETING, INC.	Ohio	100.00
LOGAN ALUMINUM INC.	Delaware	40.00
ALCAN ASIA PACIFIC LIMITED	Canada	100.00
ALCAN EMPREENDIMENTOS LTDA.	Brazil	100.00
ALCAN ALUMÍNIO DO BRASIL LTDA.	Brazil	100.00
ALCAN COMPOSITES BRASIL S.A.	Brazil	70.00
ALCAN PACKAGING DO BRASIL LTDA.	Brazil	83.00 (9)
MINERAÇÃO RIO DO NORTE S.A.	Brazil	12.50
PETROCOQUE S.A. - INDÚSTRIA E COMÉRCIO	Brazil	25.00
CONSÓRCIO CANDONGA - (Unincorporated)	Brazil	50.00
ALCAN EUROPE LIMITED	England	100.00
ALCAN FINANCES B.V.	The Netherlands	100.00
ALCAN FINANCES (Bda) LTD.	Bermuda	100.00
ALCAN ASIA LIMITED	Hong Kong	100.00
ALCAN NIKKEI ASIA HOLDINGS LTD.	Bermuda	60.00
ALCAN NIKKEI SIAM LIMITED	Thailand	100.00
ALCOM NIKKEI SPECIALTY COATINGS SDN. BHD.	Malaysia	49.00 (10)
ALUMINIUM COMPANY OF MALAYSIA BERHAD	Malaysia	49.15 (12)
AL DOTCOM SDN. BHD.	Malaysia	100.00
ALCOM ALUMINIUM SERVICES SDN.BHD.	Malaysia	100.00
JEN WU MACHINERY SDN. BHD.	Malaysia	100.00
ALCOM EXTRUSION SDN.BHD.	Malaysia	100.00
NIPPON LIGHT METAL COMPANY, LTD.	Japan	3.61
NONFEMET INTERNATIONAL (China-Canada-Japan) ALUMINIUM COMPANY LIMITED	China	45.00
ALCAN NIKKEI CHINA LIMITED	Hong Kong	49.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
ALCAN (BERMUDA) LIMITED	Bermuda	100.00
ALCAN SHIPPING (BERMUDA) LIMITED	Bermuda	100.00
CHAMPLAIN INSURANCE COMPANY LTD.	Bermuda	100.00
HALCO (MINING) INC.	Delaware	33.00
COMPAGNIE DES BAUXITES DE GUINÉE	Delaware	51.00
QUADREM INTERNATIONAL HOLDINGS, LTD.	Bermuda	9.00
WHEATON PUERTO RICO INC.	New Jersey	100.00
ALCAN FINANCES (IRELAND) LIMITED	Canada	100.00
3088405 CANADA INC.	Canada	100.00
ALCAN FINANCES (IRELAND) COMPANY	Ireland	100.00
ALCAN SOUTH PACIFIC PTY LTD	Australia	100.00
ALCAN GOVE DEVELOPMENT PTY LIMITED	Australia	100.00
ALCAN NORTHERN TERRITORY ALUMINA PTY LIMITED	Australia	100.00
GOVE ALUMINIUM LIMITED	Australia	100.00
ALCAN GOVE PTY LIMITED	Australia	50.00 (5)
ALCAN QUEENSLAND SMELTER PTY LTD	Australia	100.00
NABALCO PTY LIMITED	Australia	100.00
QUEENSLAND ALUMINA LIMITED	Australia	21.39
QUEENSLAND ALUMINA SECURITY CORPORATION	Delaware	20.00
ALCAN ALUMINIUM AG	Switzerland	100.00
ALCAN RORSCHACH AG	Switzerland	100.00
ALCAN FINANCES (U.K.)	England	100.00
ALCAN HOLDINGS IRELAND CO.	Ireland	100.00
ALCAN DEUTSCHLAND HOLDINGS GmbH & Co. KG	Germany	99.99
ALCAN DEUTSCHLAND GmbH	Germany	90.00 (4)
ALUMINIUM NORF GmbH	Germany	50.00
DEUTSCHE ALUMINIUM VERPACKUNG RECYCLING GmbH	Germany	16.70 (15)
FRANCE ALUMINIUM RECYCLAGE SA	France	20.00 (16)
ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)	Switzerland	100.00
AL HOLDING USA LLC	Delaware	100.00
ALA (NEVADA) INC.	Nevada	62.50 (1)
ALCAN COMPOSITES USA INC.	Missouri	100.00
ALUSUISSE ALUMINUM USA INC.	Delaware	100.00
LAWSON MARDON THERMAPLATE CORPORATION	New Jersey	100.00
LAWSON MARDON USA INC.	Delaware	100.00
PHARMA CENTER SHELBYVILLE INC.	Delaware	100.00
WHEATON USA INC.	New Jersey	100.00
HBE FERMENTATION SYSTEMS INC.	California	10.00
INTERNATIONAL GLASS EQUIPMENT LTD.	Bahamas	100.00
POLAR MATERIALS INC.	Pennsylvania	86.21
PC MATERIALS INC.	Pennsylvania	50.00
POLYPLASMA INC.	Canada	100.00
WHEATON PACIFIC LIMITED	Hong Kong	99.80
ALCAN AIREX AG	Switzerland	100.00
ALCAN ALESA ENGINEERING AG	Switzerland	100.00
ALCAN ALESA TECHNOLOGIES LTD.	Canada	100.00
ALCAN ALLEGA AG	Switzerland	100.00
ALCAN ALUCOBOND (FAR EAST) PTE LTD.	Singapore	100.00
ALCAN ALUMINIO ESPAÑA, S.A.	Spain	100.00
ALUSUISSE PORTUGAL LDA.	Portugal	98.00
ALCAN ALUMINIUM VALAIS SA	Switzerland	100.00
ALCAN AUSTRIA GmbH	Austria	100.00
ALCAN ALPE ADRIA D.O.O.	Slovenia	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
ALCAN HUNGARIA Kft.	Hungary	100.00
ALCAN CAPITAL JERSEY LIMITED	The Island of Jersey	100.00
ALCAN FINANCE JERSEY LIMITED	The Island of Jersey	100.00
ALCAN CAPITAL MARKET LTD.	Switzerland	100.00
ALCAN DÉCIN EXTRUSIONS s.r.o.	Czech Republic	100.00
ALCAN HOLDINGS EUROPE B.V.	The Netherlands	72.73 (6)
A-L FINANCIAL PRODUCTS LTD.	England	100.00
ALCAN DISTRIBUZIONE srl	Italy	100.00
ALCAN HOLDINGS FRANCE S.A.	France	99.99
ALCAN CMIC SAS	France	100.00
ALCAN FRANCE EXTRUSIONS SAS	France	100.00
ALCAN LAMINÉS FRANCE	France	70.00 (8)
ALCAN PACKAGING FRANCE SAS	France	100.00
BOXAL (FRANCE) SAS	France	100.00
CHARMETTES SAS	France	100.00
CIVILE IMMOBILIÈRE CELI	France	99.50 (14)
COPAL SNC	France	49.00
TECHPION RECHERCHE G.I.E.	France	100.00
LAWSON MARDON MORIN SAS	France	100.00
LAWSON MARDON TRENTESAUX SA	France	99.99
WHEATON FRANCE SAS	France	100.00
ALCAN HOLDINGS GERMANY GmbH	Germany	99.24 (7)
ALCAN BDW BETEILIGUNGS GmbH	Germany	100.00
ALCAN BDW GmbH & CO. KG	Germany	100.00
ALCAN COMPOSITES LTD, SHANGHAI	China	100.00
ALCAN KAPA GmbH	Germany	100.00
ALCAN SINGEN GmbH	Germany	100.00
ALCAN TOMOS d.o.o.	Slovenia	66.67
LAWSON MARDON HANSE-DRUCK GmbH	Germany	100.00
LAWSON MARDON SINGEN GmbH	Germany	99.90 (20)
ALCAN HOLDINGS NEDERLAND B.V.	The Netherlands	100.00
ALCAN NEDERLAND B.V.	The Netherlands	100.00
S.A. ALCAN BELGIUM N.V.	Belgium	99.37 (21)
ALU-VASTGOED B.V.	The Netherlands	100.00
ALUMINIUM & CHEMIE ROTTERDAM B.V.	The Netherlands	65.82 (13)
BOXAL NETHERLANDS B.V.	The Netherlands	100.00
BOXAL SALES GmbH	Germany	100.00
LAWSON MARDON AMSTERDAM B.V.	The Netherlands	100.00
LAWSON MARDON BRABANT B.V.	The Netherlands	100.00
LAWSON MARDON PICOPAC B.V.	The Netherlands	100.00
ALCAN HOLDINGS UK LIMITED	England	100.00
ALCAN PACKAGING BRIDGNORTH LTD	England	100.00
ALCAN PRODUCTS UK LTD.	England	100.00
LAWSON MARDON PACKAGING LTD.	England	100.00
ALCAN PACKAGING PENSION TRUST LTD.	England	100.00
FLEATHAM ESTATES LIMITED	England	100.00
FORMAN MARSHALL LIMITED	England	100.00
HEADLEY (READING) LIMITED	England	100.00
CELLOGLAS HOLDINGS LTD.	England	100.00
ALCAN PRINT FINISHERS LTD.	England	100.00
FIVE STAR CORPORATION LIMITED	England	100.00
PROTECTA PRINT LIMITED	England	100.00
QUALICOAT LIMITED	England	100.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
UNIVERSAL COATINGS LIMITED	England	100.00
WEST MIDLANDS FOIL BLOCKING LIMITED	England	100.00
LUSTRETEX LTD.	England	100.00
THE UV COMPANY LIMITED	England	100.00
UVIPAK (FINISHING) LIMITED	England	100.00
HEADLEY TRUSTEES LIMITED	England	100.00
LAWSON MARDON GROUP INTERNATIONAL LIMITED	England	100.00
LAWSON MARDON IZMIR GRAVUR BASKILI KARTON SANAYI VE TICARET A.S.	Turkey	100.00
LAWSON MARDON KAZAKHSTAN LIMITED LIABILITY PARTNERSHIP	Kazakhstan	100.00
LAWSON MARDON SELEPRINT s.r.l.	Italy	75.00 (19)
LAWSON MARDON LIMITED	England	100.00
LAWSON MARDON PACKAGING UK LTD.	England	100.00
KOTERS (LIVERPOOL) LIMITED	England	100.00
LAWSON MARDON FIBRENYLE LTD.	England	100.00
FIBRENYLE (CORBY) LIMITED	England	100.00
LAWSON MARDON FLEXIBLE LIMITED	England	100.00
MARDON FLEXIBLE PACKAGING (KENTON) LIMITED	England	100.00
LAWSON MARDON SMITH BROTHERS LTD.	England	100.00
LAWSON MARDON SUTTON LTD.	England	100.00
MARDON PELOREX LIMITED	England	100.00
LMG IRIDON LIMITED	England	100.00
LAWSON MARDON THERMOPLASTICS LTD.	England	100.00
WHEATON UK LTD.	England	100.00
LAWSON MARDON NORTHERN LIMITED	England	100.00
LAWSON MARDON READING LTD.	England	100.00
STALCON PLASTICS LIMITED	England	100.00
LAWSON MARDON SUNER SA	Spain	100.00
LAWSON MARDON THYNE LTD.	Scotland	100.00
LAWSON MARDON (WITHAM) LIMITED	England	100.00
LMG FINANCE LIMITED	England	100.00
LMG LLOYDS LIMITED	England	100.00
MARDON COMPOSITES LIMITED	England	100.00
MARDON WRAPPINGS LIMITED	England	100.00
PRONTOSEAL LIMITED	Scotland	100.00
WILLIAM THYNE (PLASTICS) LIMITED	Scotland	100.00
WILLIAM THYNE (SECURITIES) LIMITED	Scotland	100.00
LAWSON MARDON PACKAGING SALES LTD.	England	100.00
PHARMAFLEX LTD.	England	100.00
ALCAN JAPAN LTD.	Japan	100.00
ALCAN PRODOTTI SPECIALI spa	Italy	100.00
LMG (IRELAND) LIMITED	Ireland	100.00
LAWSON MARDON SUPERIOR LTD.	Ireland	100.00
WCL FLEXIBLE PACKAGING LIMITED	Ireland	100.00
WAXED CARTONS (EXPORT) LIMITED	Ireland	100.00
ZITELI LIMITED	Ireland	100.00
ALCAN ICELAND LTD.	Iceland	100.00
ENDURVINNSLAN LTD.	ICELAND	7.00
ALCAN PACKAGING CANADA LIMITED	Ontario	100.00
LAWSON MARDON PACKAGING OVERSEAS (BRISTOL) LIMITED	England	99.00 (18)
ALCAN PACKAGING SERVICES LTD.	Switzerland	100.00
ALCAN TECHNOLOGY & MANAGEMENT LTD.	Switzerland	100.00
ALCAN TRADING AG	Switzerland	100.00
ALUFLUOR AB	Sweden	50.00

ALCAN INC.
Subsidiaries, Related Companies, Etc.	Organized Under the Laws of	% of Voting Shares Held by Immediate Owner
ALUSUISSE-LONZA CSFR s.r.o.	Czech Republic	100.00
ALUSUISSE OF AUSTRALIA LIMITED	Australia	100.00
ALCAN ENGINEERING PTY LIMITED	Australia	100.00
SWISS ALUMINIUM AUSTRALIA LIMITED	Australia	100.00
GOVE JOINT VENTURE (THE)	Australia	70.00 (17)
BOXAL (SUISSE) S.A.	Switzerland	100.00
LAWSON MARDON NEHER AG	Switzerland	100.00
METALLICA S.A.	Switzerland	35.00
METALLWERKE REFONDA AG	Switzerland	100.00
SOCIÉTÉ MINIÈRE ET DE PARTICIPATIONS GUINÉE-ALUSUISSE	Guinea	50.00
SOR-NORGE ALUMINIUM AS	Norway	50.00
ALCAN INTERNATIONAL LIMITED	Canada	100.00
ALCAN IRELAND LIMITED	Ireland	100.00
ALCAN MANAGEMENT SERVICES CANADA LIMITED	Canada	100.00
ALCAN NIKKEI ASIA COMPANY LTD.	Bermuda	60.00
ALCAN NIKKEI ASIA CORPORATION SDN. BHD	Malaysia	60.00
ALCAN PRIMARY METAL LIMITED	Canada	100.00
ALCAN REALTY LIMITED	Canada	100.00
ALCAN SHANNON COMPANY	Ireland	100.00
ALCAN SHIPPING SERVICES LIMITED	Canada	100.00
ALCAN SMELTERS AND CHEMICALS LIMITED	Canada	100.00
ALCAN TAIHAN ALUMINUM LIMITED	Korea	67.91
ALUMINERIE ALOUETTE INC.	Quebec	20.00 (11)
ALUMINUM COMPANY OF CANADA LIMITED	Canada	100.00
BRITISH ALCAN ALUMINIUM plc	England	100.00
ALCAN AUTOMOTIVE STRUCTURES (UK) LIMITED	England	100.00
ALCAN CHEMICALS EUROPE LIMITED	England	100.00
ALCAN CHEMICALS LIMITED	England	100.00
ALCAN COLWICK HOLDINGS LIMITED	England	100.00
ALCAN COLWICK LIMITED	England	100.00
ALCAN FARMS LIMITED	England	100.00
ALCAN SWINTON LIMITED	England	100.00
BA METALS LIMITED	England	100.00
PEARHOUSE LIMITED	England	100.00
TBAC LIMITED	England	100.00
ALCAN ALUMINIUM UK LIMITED	England	85.00 (3)
BRITISH ALCAN OVERSEAS INVESTMENTS LIMITED	England	100.00
SARATOGA RESOURCES N.V.	Netherland Antilles	20.00
VIGELAND METAL REFINERY A/S	Norway	50.00
GHANA BAUXITE COMPANY LIMITED	Ghana	80.00
KINLOCHLEVEN ROAD TRANSPORT COMPANY LIMITED	Scotland	25.00
VENESTA FOILS LIMITED	England	100.00
VIGELANDS BRUG A/S	Norway	100.00
THE BOWLING BACK LAND COMPANY LIMITED	England	50.00
N.V. ALCAN ALUMINIUM PRODUCTS BENELUX S.A.	Belgium	100.00
SOCIÉTÉ DES ALUMINES ET BAUXITES DE PROVENCE SARL	France	100.00
THE ROBERVAL AND SAGUENAY RAILWAY COMPANY	Quebec	100.00
UTKAL ALUMINA INTERNATIONAL LIMITED	India	35.00

END-NOTE:  ADDITIONAL OWNERSHIP [%] THROUGH THE FOLLOWING SUBSIDIARIES:

(1) WHEATON USA INC.  (37.50)
(2) 9121-5996 QUÉBEC INC.  (1.00)
(3) BRITISH ALCAN ALUMINIUM plc  (15.00)
(4) ALCAN INC.  (10.00)
(5) SWISS ALUMINIUM AUSTRALIA LIMITED  (50.00)
(6) ALCAN HOLDINGS UK LIMITED  (27.27)
(7) ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)  (0.76)
(8) ALCAN ALLUMINIO S.p.A.  (30.00)
(9) ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)  (17.00)
(10) ALUMINIUM COMPANY OF MALAYSIA BERHAD  (51.00)
(11) ALCAN ALUMINIUM QUEBEC AND COMPANY, LIMITED PARTNERSHIP  (20.00)
(12) ALCAN NIKKEI SIAM LIMITED  (10.00)
(13) SOR-NORGE ALUMINIUM AS  (13.00)
(14) ALCAN HOLDINGS FRANCE S.A.  (0.50)
(15) ALCAN HOLDINGS GERMANY GmbH  (16.67)
(16) ALCAN HOLDINGS FRANCE S.A.  (20.00)
(17) GOVE ALUMINIUM LIMITED  (30.00)
(18) LAWSON MARDON PACKAGING LTD.  (1.00)
(19) LAWSON MARDON PACKAGING UK LTD.  (25.00)
(20) ALCAN SINGEN GmbH  (0.10)
(21) ALCAN HOLDINGS SWITZERLAND AG (SA/LTD.)  (0.62)